Exhibit 10.2

COMMON SHARE SUBSCRIPTION AGREEMENT

TO:	Canadian Towers & Fiber Optics Inc. (the “Issuer”)

FROM:	Siyata Mobile Inc.
(Subscriber Name)

RE:	Purchase of Common Shares of the Issuer at USD$8.00 Per Common Share

REFERENCE DATE:    June 28, 2024

THIS DOCUMENT CONTAINS A NUMBER OF FORMS REQUIRED BY SECURITIES LEGISLATION AND POLICY, SOME OF WHICH YOU MUST COMPLETE AND OTHERS NOT DEPENDING ON SEVERAL FACTORS. PLEASE READ THE FOLLOWING GUIDE CAREFULLY AS IT WILL ASSIST YOU IN COMPLETING THIS SUBSCRIPTION AGREEMENT CORRECTLY.

STEP 1	Enter the number of Shares you are purchasing, and your name, address and telephone number and sign this document on the execution page on 20.

STEP 2	Please complete the Registration and Delivery Instructions on page 21 if your Shares are to be registered or delivered differently from your name and address on page 20.

STEP 3	All Subscribers must complete “Information Regarding the Subscriber” appearing on page 4.

STEP 4	All Subscribers must complete the “Acknowledgement in Respect of Subscription Funds” on pages 1 to 3 hereof.

STEP 4	All Subscribers who are not individuals must complete Schedule A – “Corporate Place Registration Form” for filing with the TSX Venture Exchange, unless this form is already on file with the TSX Venture Exchange and there is no change in the information already filed.

STEP 5	If you are an “Accredited Investor” as defined in National Instrument 45-106 or Securities Act (Ontario) (generally a high net worth or high income investor), you must complete and sign Schedule B – “Accredited Investor Certificate” and the Appendix 2 attached to Schedule B if you are an individual.

STEP 6	If you are a resident in an International Jurisdiction other than in the United States, please review Section 7 for an exemption available to you. Please complete and sign Schedule B – “Accredited Investor Certificate” if you are an “Accredited Investor” and the Appendix 2 attached to Schedule B if you are an individual.

STEP 7	Subscribers resident in Canada, and who are not “Accredited Investors” but who are officers, directors, employees, family, close friends or business associates thereof, must complete and sign Schedule C – “Family, Friends and Business Associates Certifications”; those in Ontario must also complete Appendix 1 attached to the Schedule C and those in Saskatchewan must complete Appendix 2 attached to the Schedule C.

STEP 9	If you are subscribing in the United States or are a U.S. Person (as defined in Regulation S under the U.S. Securities Act of 1933, as amended) you must be a U.S. fiduciary excluded from the definition of “U.S. Person” pursuant to Rule 902(k)(2)(i) of Regulation S or an “Accredited Investor” under U.S. law – please complete and sign Schedule D – “U.S. Purchaser Certificate”.

INFORMATION REGARDING THE SUBSCRIBER

Please check the appropriate box (and complete the required information, if applicable) in each section:

1.	Security Holdings. Prior to giving effect to the securities being subscribed for under this Subscription Agreement, the Subscriber and all persons acting jointly and in concert with the Subscriber currently own, directly or indirectly, or exercise control or direction over (provide additional detail as applicable):

☐	_________________common shares of Canadian Towers & Fiber Optics Inc. (the “Issuer”) and/or the following other kinds of shares and convertible securities (including but not limited to convertible debt, warrants and options) entitling the Subscriber to acquire additional common shares or other kinds of shares of the Issuer:

☐	No shares of the Issuer or securities convertible into shares of the Issuer.

2.	Insider Status. The Subscriber either:

☐	Is an “Insider” of the Issuer as defined in the Policies of the TSX-V by virtue of being:

(a)	a director or senior officer of the Issuer;

(b)	a director or senior officer of a company that is an Insider or subsidiary of the Issuer;

(c)	a person that beneficially owns or controls, directly or indirectly, voting shares of the Issuer carrying more than 10% of the voting rights attached to all the Issuer’s outstanding voting shares; or

(d)	the Issuer itself if it holds any of its own securities.

☐	Is not an Insider of the Issuer.

3.	Pro Group Status. The Subscriber either:

☐	Is a Member of the “Pro Group”, which is defined in the Rules of the TSX-V as either individually or as a group:

1.	the member (i.e. a member of the TSX-V under the TSX-V requirements);

2.	employees of the member;

3.	partners, officers and directors of the member;

4.	affiliates of the member;

5.	such other persons as the TSX-V may determine; and

6.	associates of any parties referred to in paragraphs 1 through 5 above.

☐	Is not a member of the Pro Group.

4.	Corporate Placee Registration Form. If the Subscriber is not an individual, the Subscriber acknowledges that:

☐	a Corporate Placee Registration Form is already on file with the TSX Venture Exchange and there is no change in the information already filed;

☐	the Subscriber will complete Schedule A – “Corporate Placee Registration Form” for filing with the TSX Venture Exchange.

5	Registrant status. The Subscriber either:

☐	is a person registered or required to be registered under the Securities Act (British Columbia);

☐	is not a person registered or required to be registered under the Securities Act (British Columbia).

Re:	Purchase of USD $0.50 Shares Exempt from Prospectus Requirements

1.	Definitions

1.1	(a)	“Accredited Investor” means a Subscriber resident in Canada who is an accredited investor as defined in Section 1.1 of NI 45-106 or under the Securities Act (Ontario) if the Subscriber is a resident in Ontario;

(b)	“Applicable Securities Laws” means the securities legislation having application and the rules, policies, notices and orders issued by applicable securities regulatory authorities, including the TSX-V, having application over this Offering and the Issuer in the Qualifying Jurisdictions and the United States;

(c)	“Closing” means a completion of an issue and sale by the Issuer and the purchase by the Subscriber of the Shares pursuant to this Subscription Agreement on the Closing Date. Closings may occur on one or more dates as the Issuer may determine within the requirements of the TSX-V;

(d)	“Closing Date” means the date of Closing of the Offering as the Issuer may determine within the requirements of the TSX-V;

(e)	“consultant” means, for an issuer, a person, other than an employee, executive officer, or director of the issuer or of a related entity of the issuer, that

(i)	is engaged to provide services to the issuer or a related entity of the issuer, other than services provided in relation to a distribution,

(ii)	provides the services under a written contract with the issuer or a related entity of the issuer, and

(iii)	spends or will spend a significant amount of time and attention on the affairs and business of the issuer or a related entity of the issuer and includes, for an individual consultant, a corporation of which the individual consultant is an employee or shareholder, and a partnership of which the individual consultant is an employee or partner;

(f)	“Employee, Executive Officer, Director and Consultant Exemptions” means the exemption from the prospectus requirements found in Section 2.24 of NI 45-106;

(g)	“Exempt Amount Exemption” means the exemption from the prospectus requirements under Applicable Securities Laws for subscriptions made by non-individual Subscriber of USD$150,000 paid in cash at the time of Closing and which does not require the Subscriber to be an Accredited Investor;

(h)	“Exemptions” means the exemptions from the registration and prospectus or equivalent requirements under Applicable Securities Laws;

(i)	“Family, Friends and Business Associates Exemptions” means the exemptions from the prospectus requirements found in Sections 2.5 – 2.7 of NI 45-106;

(j)	“fully managed” in relation to an account, means that the Subscriber has the discretion as to the account as contemplated by Applicable Securities Laws;

(k)	“International Jurisdiction” means a country other than Canada or the United States;

(l)	“material” means material in relation to the Issuer and any subsidiary considered on a consolidated basis;

(m)	“material change” means any change in the business, operations, assets, liabilities, ownership or capital of the Issuer and any subsidiary considered on a consolidated basis that would reasonably be expected to have a significant effect on the market price or value of the Issuer’s securities;

(n)	“material fact” means any fact that significantly affects or would reasonably be expected to have a significant effect on the market price or value of the Issuer’s securities;

(o)	“misrepresentation” is as defined under Applicable Securities Laws;

(p)	“NI 45-106” means National Instrument 45-106 – Prospectus Exemptions in the form adopted by the securities commissions in all provinces and territories of Canada (a copy is available online at www.bcsc.bc.ca);

(q)	“Offering” means the sale by the Issuer of up to 130,000 Shares of the Issuer for aggregate proceeds of up to CAD1,380,000.00 on the terms set forth in this Subscription Agreement. There is no minimum aggregate Offering and the Issuer reserves the right to decrease the size of the Offering at its discretion;

(r)	“permitted assign” means, for a person that is an employee, executive officer, director or consultant of the Issuer or of a related entity of the Issuer,

(i)	a trustee, custodian, or administrator acting on behalf of, or for the benefit of the person,

(ii)	a holding entity of the person,

(iii)	an RRSP or a RRIF of the person,

(iv)	a spouse of the person,

(v)	a trustee, custodian, or administrator acting on behalf of, or for the benefit of the spouse of the person,

(vi)	a holding entity of the spouse of the person, or

(vii)	an RRSP or a RRIF of the spouse of the person;

(s)	“person” means and includes any individual, corporation, partnership, firm, joint venture, syndicate, association, trust, government, governmental agency or board or commission or authority, and any other form of entity or organization;

(t)	“Portfolio Manager” means an adviser who manages the investment portfolio of clients through discretionary authority granted by one or more clients;

(u)	“Public Record” means information which has been publicly filed at www.sedar.com by the Issuer under Applicable Securities Laws;

(v)	“Qualifying Jurisdictions” means British Columbia, Alberta and Ontario and certain other jurisdictions referred to in National Instrument 45-102;

(w)	“Regulation D” means Regulation D under the U.S. Securities Act;

(x)	“Regulation S” means Regulation S under the U.S. Securities Act;

(y)	“Schedules” means the schedules attached hereto and forming part hereof and comprising of:

(i)	A Corporate Placee Registration Form;

(ii)	B Accredited Investor Certificate;

(iii)	C Family, Friends and Business Associates Certifications;

(iv)	D U.S. Purchaser Certificate; and

(v)	E Contact Information of Public Officials in each applicable Canadian jurisdiction Regarding Indirect Collection of Personal Information

(z)	“Securities” means the Shares;

(aa)	“Share” means a common share without par value in the capital of the Issuer;

(bb)	“Subscriber” means the person or persons named as a Subscriber on the execution page of this Subscription Agreement and if more than one person is so named, means all of them jointly and severally;

(cc)	“Subscription Agreement” or “Agreement” means this subscription agreement between the Subscriber and the Issuer, including all Schedules incorporated by reference, as it may be amended or supplemented from time to time;

(dd)	“TSX-V” means the TSX Venture Exchange and the NEX board of the TSX-V;

(ee)	“U.S. Person” means a U.S. Person as defined in Regulation S (the definition of which includes, but is not limited to, (i) any natural person resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States, (iii) any partnership or corporation organized outside of the United States by a U.S. Person principally for the purpose of investing in securities not registered under the U.S. Securities Act, unless it is organized, or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts, and (iv) any estate or trust of which any executor or administrator or trustee is a U.S. Person;

(ff)	“U.S. Purchaser” is (a) any “U.S. Person” as defined in Regulation S, (b) any person purchasing the Shares on behalf of any “U.S. Person” or any person in the United States, (c) any person who receives or received an offer of the Shares while in the United States, or (d) any person who is or was in the United States at the time the Subscriber’s buy order was made or this Agreement was executed or delivered;

(gg)	“U.S. Securities Act” means the Securities Act of 1933, as amended, of the United States of America; and

(hh)	“United States” means the United States of America, its territories, any State of the United States and the District of Columbia.

1.2	Words and phrases which are used in this Subscription Agreement and all Schedules hereto and which are defined in NI 45-106 will have the meaning ascribed thereto in NI 45-106, unless otherwise specifically defined in Section 1.1 of this Subscription Agreement.

2.	Prospectus Exempt Subscription Commitment

2.1	The Subscriber (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) hereby irrevocably subscribes for and agrees to purchase from the Issuer, subject to the terms and conditions set forth herein, that number of Shares set out above the Subscriber’s name on the execution page of this Subscription Agreement at the price of USD$8.00 per Share. Subject to the terms hereof, this Subscription Agreement will be deemed to have been made and be effective only upon its acceptance by the Issuer.

2.2	The Subscriber (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) acknowledges and agrees that the Issuer reserves the right, in its absolute discretion, to reject this subscription for Shares, in whole or in part, at any time prior to the Closing Date notwithstanding prior receipt by the Subscriber of a notice of acceptance of this subscription. Upon the Issuer’s acceptance of this subscription, this Subscription Agreement will constitute an agreement for the purchase by the Subscriber from the Issuer, and for the Issuer to issue and sell to the Subscriber, the number of Shares set out on the execution page hereof and on the terms and conditions set out herein. If this subscription is rejected in whole, any cheques or other forms of payment delivered to the Issuer representing payment for the Shares subscribed for herein will be promptly returned to the Subscriber without interest or deduction. If this subscription is accepted only in part, a cheque representing any refund for that portion of the subscription for the Shares which is not accepted will be promptly delivered to the Subscriber by the Issuer without interest or deduction.

3.	The Offering

3.1	The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) that there is no minimum number of Shares that must be subscribed for under the Offering for the Offering to close and therefore the subscription amount tendered herewith may be releasable to the Issuer on the Closing Date notwithstanding the number of Shares issued pursuant to the Offering.

3.2	The Subscriber further acknowledges (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) that, subject to Applicable Securities Laws, the Issuer may pay a commission or finder’s fee up to the maximum amount allowable by the policies of the TSX-V in connection with the Subscriber’s subscription for Shares hereunder.

4.	Closing

4.1	Prior to Closing, the Subscriber agrees to deliver to the Issuer: (a) this duly completed and executed Agreement, including all applicable Schedules hereto and Appendices thereto; and (b) the aggregate subscription funds subscribed for under this Agreement in accordance with the Instructions on the Cover Page or payment of the same amount in such other manner as is acceptable to the Issuer. If payment is made in a currency other than Canadian dollars, the Subscriber acknowledges and agrees that it shall be responsible to make up for any deficiency in the payment of the aggregate subscription price as a result of the exchange of such funds into Canadian dollars.

4.2	The Subscriber acknowledges and agrees that the offer, sale and issuance of the Shares as contemplated by this Subscription Agreement is subject to, among other things, the following conditions being fulfilled or performed on or before the Closing Date, which conditions are for the exclusive benefit of the Issuer and may be waived, in whole or in part, by the Issuer in its sole discretion:

(a)	the Subscriber, on or before the Closing Date, delivering the following in accordance with the terms and instructions set-out in this Agreement:

(i)	a fully completed and executed copy of this Subscription Agreement; and

(ii)	the aggregate subscription funds.

(b)	the offer, sale and issuance of the Shares by the Issuer to the Subscriber being exempt from the requirements as to the filing of a prospectus and as to the preparation of an offering memorandum or similar document contained in any statute, regulation, instrument, rule or policy applicable to the sale of the Shares or upon the issue of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or delivering an offering memorandum or similar document;

(c)	the Issuer obtaining all orders, permits, approvals, waivers, consents, licenses or similar authorizations under Applicable Securities Laws necessary to complete the offer, sale and issuance of the Shares; and

(d)	the representations and warranties of the Subscriber having been true and correct as of the date of this Subscription Agreement and being true and correct at the time of Closing.

4.3	On request by the Issuer, the Subscriber agrees to complete and deliver any other documents, questionnaires, notices and undertakings as may possibly be required by regulatory authorities, stock exchanges and Applicable Securities Laws to complete the transactions contemplated by this Agreement.

4.4	Closing will occur on the Closing Date at which time certificates or DRS statements representing the Shares will be available against payment of funds for delivery to the Subscriber as the Subscriber will instruct. The Subscriber hereby waives receiving any prior notice of Closing.

5.	Privacy Legislation

5.1	The Subscriber acknowledges and consents to the fact that the Issuer is collecting the Subscriber’s (and any beneficial purchaser for which the Subscriber is contracting hereunder) personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar replacement or supplemental provincial or federal legislation or laws in effect from time to time) for the purpose of completing the Subscriber’s subscription. The Subscriber acknowledges and consents to the Issuer retaining the personal information for so long as permitted or required by applicable law or business practices. The Subscriber further acknowledges and consents to the fact that the Issuer may be required by Applicable Securities Laws, stock exchange rules and/or Investment Industry Regulatory Organization of Canada rules to provide regulatory authorities any personal information provided by the Subscriber respecting itself (and any beneficial purchaser for which the Subscriber is contracting hereunder). The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of all beneficial purchasers for which the Subscriber is contracting. In addition to the foregoing, the Subscriber agrees and acknowledges that the Issuer may use and disclose the Subscriber’s personal information, or that of each beneficial purchaser for whom the Subscriber are contracting hereunder, as follows:

(a)	for internal use with respect to managing the relationships between and contractual obligations of the Issuer and the Subscriber or any beneficial purchaser for whom the Subscriber is contracting hereunder;

(b)	for use and disclosure to the Issuer’s transfer agent and registrar;

(c)	for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to Canada Revenue Agency;

(d)	disclosure to securities regulatory authorities (including the TSX-V) and other regulatory bodies with jurisdiction with respect to reports of trade and similar regulatory filings;

(e)	disclosure to a governmental or other authority (including the TSX-V) to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(f)	disclosure to professional advisers of the Issuer in connection with the performance of their professional services;

(g)	disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with the Subscriber’s prior written consent;

(h)	disclosure to a court determining the rights of the parties under this Subscription Agreement; or

(i)	for use and disclosure as otherwise required or permitted by law.

5.2	The Subscriber further acknowledges and agrees that the TSX-V collects personal information in forms submitted by the Issuer, which will include personal information regarding the Subscriber. The Subscriber agrees that the TSX-V may use this information in the manner provided for in Appendix 6A to the TSX-V Corporate Finance Policy Manual or in Appendix 1 to the NEX policy, copies of which may be viewed at the TSX-V website, www.tsx.com and is incorporated herein by reference.

5.3	The Subscriber (on its own behalf and, if applicable, on behalf of any person to whose benefit the Subscriber is subscribing) acknowledges that the Subscriber has been notified by the Issuer:

(a)	of the delivery of the personal information to all applicable securities regulatory authorities or regulators;

(b)	that the personal information is being collected by the securities regulatory authority or regulator under the authority granted in Applicable Securities Laws for the purposes of the administration and enforcement of Applicable Securities Laws; and

(c)	of the contact information of the Public Official in each applicable Canadian jurisdiction who can answer questions about this indirect collection of Personal Information as set out in Schedule E.

6.	Subscriber’s Acknowledgements – Regarding Risk, Restrictions, Independent Advice and Advancement of Subscription Proceeds to the Issuer

6.1	The Subscriber represents and warrants and acknowledges and agrees with (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Subscriber is contracting hereunder) the Issuer that:

(a)	its decision to execute this Subscription Agreement and purchase the Securities agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Issuer, and that its decision is based entirely upon its review of information about the Issuer in the Public Record;

(b)	no prospectus has been filed by the Issuer with any securities commission or similar authority, in connection with the issuance of the Securities, and the issuance and the sale of the Securities is subject to such sale being exempt from the prospectus/registration requirements under Applicable Securities Laws and accordingly:

(i)	the Subscriber is restricted from using certain of the civil remedies available under such legislation;

(ii)	the Subscriber may not receive information that might otherwise be required to be provided to it under such legislation; and

(iii)	the Issuer is relieved from certain obligations that would otherwise apply under such legislation;

(c)	the Subscriber (or others for whom the Subscriber is contracting hereunder) has been advised to consult its own legal advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions and it (or others for whom it is contracting hereunder) is solely responsible (and the Issuer is in no way responsible) for compliance with applicable resale restrictions;

(d)	to the knowledge of the Subscriber, the sale of the Securities was not accompanied by any advertisement;

(e)	the offer made by this Subscription Agreement is irrevocable (subject to the right of the Issuer to terminate this Subscription Agreement) and requires acceptance by the Issuer;

(f)	this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Issuer and the Subscriber waives any requirement on the Issuer’s behalf to communicate immediately its acceptance of this Subscription Agreement to the Subscriber;

(g)	the Securities are speculative investments which involve a substantial degree of risk and the Subscriber may lose its entire investment in the Securities;

(h)	the Subscriber is sophisticated in financial investments, has had access to and has received all such information concerning the Issuer that the Subscriber has considered necessary in connection with the Subscriber’s investment decision and the Subscriber will not receive an offering memorandum or similar disclosure document;

(i)	the subscription proceeds will be available to the Issuer on Closing and this subscription is not conditional on any other subscription completing;

(j)	no agency, governmental authority, regulatory body, stock exchange or other entity has made any finding or determination as to the merit for investment of, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to, the Securities;

(k)	the Subscriber acknowledges that the Issuer may complete additional financings in the future which may have a dilutive effect on existing shareholders at such time, including the Subscriber; and

(l)	the Issuer will rely on the representations and warranties made herein or otherwise provided by the Subscriber to the Issuer in completing the sale and issue of the Shares to the Subscriber.

6.2	The Subscriber hereby acknowledges and agrees that the subscription proceeds, together with all subscription documents completed in the manner described herein, subject to any statutory rights of the Subscriber, will be provided to the Issuer prior to the Closing Date.

7.	Subscriber’s Exemption Status

7.1	The Subscriber, by its execution of this Subscription Agreement, hereby further represents, warrants to, and covenants with, the Issuer (which representations, warranties and covenants will survive the Closing of the Offering) that the Subscriber is purchasing the Shares as principal for its own account, it is purchasing such Shares not for the benefit of any other person, and not with a view to the resale or distribution of the Shares and one of the following Exemptions applies to the Subscriber:

(a)	Family, Friends and Business Associates Exemptions

(i)	The Subscriber is a resident of a Province or Territory of Canada, and is:

(A)	a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer,

(B)	a spouse, parent, grandparent, brother, sister, child or grandchild of a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer,

(C)	a parent, grandparent, brother, sister, child or grandchild of the spouse of a director, executive officer or control person of the Issuer or of an affiliate of the Issuer,

(D)	a close personal friend of a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer,

(E)	a close business associate of a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer,

(F)	a founder of the Issuer or a spouse, parent, grandparent, brother, sister, child, grandchild , close personal friend or close business associate of a founder of the Issuer,

(G)	a parent, grandparent, brother, sister, child or grandchild of a spouse of a founder of the Issuer,

(H)	a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs (A) to (G), or

(I)	a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs (A) to (G);

If the Subscriber is a resident of Saskatchewan, the Subscriber must complete and sign the Risk Acknowledgement Form - 45-106F5 attached hereto as Appendix 2 of Schedule C;

(ii)	The Subscriber is a resident of Ontario and is not an investment fund, you have concurrently executed and delivered a Form 45-106F12 – Risk Acknowledgement Form for Family, Friends and Business Associates in the form attached as Appendix 1 to Schedule C and signed by all of the following:

(A)	the purchaser;

(B)	an executive officer of the Issuer other than the purchaser;

(C)	if the purchaser is a person referred to under paragraph 7.1(a)(i)(B), the director, executive officer or control person of the issuer or an affiliate of the issuer who has the specified relationship with the purchaser;

(D)	if the purchaser is a person referred to under paragraph 7.1(a)(i)(C), the director, executive officer or control person of the issuer or an affiliate of the issuer whose spouse has the specified relationship with the purchaser;

(E)	if the purchaser is a person referred to under paragraph 7.1(a)(i)(D) or (i)(E), the director, executive officer or control person of the issuer or an affiliate of the issuer who is a close personal friend or a close business associate of the purchaser; and

(F)	the founder of the Issuer, if the purchaser is a person referred to in paragraph 7.1(a)(i)(F) and (i)(G) other than the founder of the Issuer; and

(iii)	you have concurrently executed and delivered a certificate in the form attached as Schedule C attached hereto.

(b)	Employee, Executive Officer, Director and Consultant Exemptions

The Subscriber is:

(i)	an employee, executive officer, director or consultant of the Issuer,

(ii)	an employee, executive officer, director or consultant of a related entity of the Issuer, or

(iii)	a permitted assign of a person referred to in paragraphs (i) or (ii)

and the Subscriber’s purchase is voluntary;

(c)	Minimum Amount Exemption

You are not an individual and the aggregate acquisition cost of purchasing the Shares will not be less than USD$150,000 paid in cash at the time of purchase, and the Subscriber has not been created or used solely to purchase or hold the Shares in reliance on this Exemption; or

(d)	Accredited Investor Exemption

(i)	The Subscriber is an “Accredited Investor” and the Subscriber has properly completed and duly executed the Accredited Investor Certificate attached to this Subscription Agreement as Schedule B indicating the means by which the Subscriber is an Accredited Investor and confirms the truth and accuracy of all statements made by the Subscriber in such certificate; and

(ii)	If you are an individual, you have concurrently executed and delivered Form 45-106F9 – Form for Individual Accredited Investors in the form attached as Appendix 2 to Schedule B hereto.

7.2	Subscriber Outside of Canada

If the Subscriber is resident in an International Jurisdiction or in the United States, it certifies in particular that it is not resident in British Columbia and further acknowledges and certifies that:

(a)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares or the Securities;

(b)	there is no government or other insurance covering the Shares or the Securities;

(c)	there are risks associated with the purchase of the Shares;

(d)	there are restrictions on the Subscriber’s ability to resell the Securities and it is the responsibility of the Subscriber to determine what those restrictions are and to comply with them before selling the Securities;

(e)	the Issuer has advised the Subscriber that the Issuer is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Securities through a person registered to sell the Securities under Applicable Securities Laws and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by Applicable Securities Laws, including statutory rights of rescission or damages, will not be available to the Subscriber;

(f)	the Subscriber is knowledgeable of securities legislation having application or jurisdiction over the Subscriber and the Offering (other than the laws of Canada and the United States) which would apply to this Subscription Agreement;

(g)	the Subscriber is purchasing the Shares pursuant to exemptions from any prospectus, registration or similar requirements under the laws of that International Jurisdiction and or, if such is not applicable, the Subscriber is permitted to purchase the Shares, and the Issuer has no filing obligations in the International Jurisdiction;

(h)	no laws in the International Jurisdiction require the Issuer to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction; and

(i)	the Shares are being acquired for investment only and not with a view to resale and distribution within the International Jurisdiction.

7.3	Additional Representations and Acknowledgements Applicable to U.S. Purchasers. If the Subscriber is a U.S. Purchaser, the Subscriber represents and warrants either:

(a)	the Subscriber is a discretionary or similar account (other than an estate or trust) that is excluded from the definition of “U.S. Person” pursuant to Rule 902(k)(2)(i) of Regulation S under the U.S. Securities Act and is held on behalf of a person that is not a U.S. Person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States; or

(b)	the Subscriber is, or is acting for the account or benefit of, a U.S. Person or a person located in the United States and is an “accredited investor” as defined in Regulation D of the U.S. Securities Act (a “U.S. Accredited Investor”), and is acquiring the Shares for its own account or for the account or benefit of a U.S. Accredited Investor as to which it exercises sole investment discretion, to be held for investment only and not with a view to any resale, distribution or other disposition of the Shares in violation of United States securities laws or applicable state securities laws; and

IN EITHER CASE, the Subscriber has properly completed and duly executed a U.S. Purchaser Certificate attached to this Subscription Agreement as Schedule D, and confirms the truth and accuracy of all statements made by the Subscriber in such certificate.

7.4	Other General Representations Applicable to the Subscriber

(a)	the Subscriber has no knowledge of a “material fact” or “material change”, as those terms are defined herein, in respect of the affairs of the Issuer that has not been generally disclosed to the public;

(b)	the Subscriber (and, if applicable, any beneficial purchaser for whom it is acting) is resident in the jurisdiction set out under the heading “Name and Address of Subscriber” on the execution page of this Subscription Agreement;

(c)	the Subscriber is of legal age and has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution of this Subscription Agreement on behalf of the Subscriber;

(d)	the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(e)	the Subscriber has duly and validly authorized, executed and delivered this Subscription Agreement and understands it is intended to constitute a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(f)	in connection with the Subscriber’s investment in the Shares, the Subscriber has not relied upon the Issuer for investment, legal or tax advice, and has, in all cases sought the advice of the Subscriber’s own personal investment advisor, legal counsel and tax advisers or has waived its rights thereto and the Subscriber is either experienced in or knowledgeable with regard to the affairs of the Issuer, or either alone or with its professional advisors is capable, by reason of knowledge and experience in financial and business matters in general, and investments in particular, of evaluating the merits and risks of an investment in the Shares and is able to bear the economic risk of the investment and it can otherwise be reasonably assumed to have the capacity to protect its own interest in connection with the investment in the Shares;

(g)	no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase the Shares;

(ii)	that any person will refund the purchase price for the Shares;

(iii)	as to the future price or value of the Shares; or

(iv)	that the Shares will be listed and posted for trading on a stock exchange or that application has been made to list and post the Shares for trading on a stock exchange, other than the TSX-V;

Not a person in the United States or a U.S. Person

(h)	Unless the Subscriber completes the U.S. Purchaser Certificate included herein as Schedule D (in which case the Subscriber represents, warrants and covenants to the Issuer as to the accuracy of all matters set out therein) in connection with a purchase of the Securities made in reliance on Regulation D, the Subscriber represents and warrants that:

(i)	the Securities are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States and the Subscriber does not have any agreement or understanding (either written or oral) with any U.S. Person or a person in the United States respecting:

(A)	the transfer or assignment of any rights or interests in any of the Securities;

(B)	the division of profits, losses, fees, commissions, or any financial stake in connection with this Subscription Agreement; or

(C)	the voting of the Securities; and

(ii)	the Subscriber has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons;

(iii)	the Subscriber represents that the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the U.S. Securities Act;

(iv)	the Subscriber is a not a “U.S. Person” and is not purchasing the Securities for the account or benefit of any U.S. Person or a person in the United States or for offering, resale or delivery for the account or benefit of any U.S. Person or a person in the United States;

(v)	the Subscriber was outside the United States at the time of execution and delivery of this Subscription Agreement within the meaning of Regulation S;

(vi)	no offers to sell the Securities were made by any person to the Subscriber while the Subscriber was in the United States;

(vii)	the Subscriber acknowledges that the Securities have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States, and that the Securities may not be offered or sold in the United States, or to or for the account or benefit of a U.S. Person or a person in the United States, unless an exemption from such registration requirements is available. The Subscriber understands that the Issuer has no obligation or present intention of filing a registration statement under the U.S. Securities Act in respect of the Securities; and

(viii)	the Subscriber will not engage in any directed selling efforts (as defined by Regulation S under the U.S. Securities Act) in the United States in respect of the Securities, which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of conditioning the market in the United States for the resale of the Securities.

Compliance with Resale Laws

(i)	the Subscriber will comply with Applicable Securities Laws and, if applicable, Rule 904 of Regulation S concerning the resale of the Securities and all related restrictions (and the Issuer is not in any way responsible for such compliance) and will speak and consult with its own legal advisors with respect to such compliance;

Own Expense

(j)	the Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel or other advisors retained by the Subscriber) relating to the purchase of the Shares will be borne by the Subscriber;

Indemnity

(k)	The foregoing acknowledgements are made by the Subscriber with the intent that they be relied upon by the Issuer in determining its suitability as a purchaser of the Shares, and the Subscriber hereby agrees to indemnify the Issuer against all losses, claims, costs, expenses and damages or liabilities which the Issuer may suffer or incur as a result of reliance thereon.

8.	The Issuer’s Representations

8.1	The Issuer represents and warrants to the Subscriber that, as of the date of this Subscription Agreement and at Closing hereunder:

(a)	the Issuer and any subsidiaries are valid and subsisting corporations duly incorporated and in good standing under the laws of the jurisdictions in which they are incorporated, continued or amalgamated;

(b)	the Issuer has complied, or will comply, with all applicable corporate and securities laws and regulations in connection with the offer, sale and issuance of the Securities;

(c)	the Issuer and any subsidiaries are the beneficial owners (or have the right to acquire) of the properties, business and assets or the interests in the properties, business or assets referred to in its Public Record and except as disclosed therein, all agreements by which the Issuer or its subsidiaries holds an interest in a property, business or asset are in good standing according to their terms, and the properties are in good standing under the applicable laws of the jurisdictions in which they are situated;

(d)	no offering memorandum has been or will be provided to the Subscriber;

(e)	the financial statements comprised in the Public Record accurately reflect the financial position of the Issuer as at the date thereof, and no adverse material changes in the financial position of the Issuer have taken place since the date of the Issuer’s last financial statements except as filed in the Public Record;

(f)	the creation, issuance and sale of the Securities by the Issuer does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions or provisions of its constating documents or any agreement or instrument to which the Issuer is a party;

(g)	the Securities will, at the time of issue, be duly allotted, validly issued, fully paid and non-assessable and will be free of all liens, charges and encumbrances and the Issuer will reserve sufficient shares in the treasury of the Issuer to enable it to issue the Securities;

(h)	this Subscription Agreement, when accepted, will have been duly authorized by all necessary corporate action on the part of the Issuer and, subject to acceptance by the Issuer, will constitute a valid obligation of the Issuer legally binding upon it and enforceable in accordance with its terms;

(i)	neither the Issuer nor any of its subsidiaries is a party to any actions, suits or proceedings which could materially affect its business or financial condition, and to the best of the Issuer’s knowledge no such actions, suits or proceedings have been threatened as at the date hereof, except as disclosed in the Public Record;

(j)	no order ceasing or suspending trading in the securities of the Issuer nor prohibiting sale of such securities has been issued to the Issuer or its directors, officers or promoters and to the best of the Issuer’s knowledge no investigations or proceedings for such purposes are pending or threatened; and

(k)	except as set out in the Public Record or herein, no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option for the issue or allotment of any unissued common shares of the Issuer or any other security convertible or exchangeable for any such shares or to require the Issuer to purchase, redeem or otherwise acquire any of the issued or outstanding shares of the Issuer.

9.	Covenants of the Issuer

9.1	The Issuer hereby covenants with each Subscriber that it will:

(a)	offer, sell, issue and deliver the Securities pursuant to exemptions from the prospectus filing, registration or qualification requirements of Applicable Securities Laws and otherwise fulfil all legal requirements required to be fulfilled by the Issuer (including without limitation, compliance with all Applicable Securities Laws in connection with the Offering;

(b)	within the required time, file with the TSX-V any documents, reports and information, in the required form, required to be filed by Applicable Securities Laws in connection with the Offering, together with any applicable filing fees and other materials;

(c)	the Issuer will use reasonable commercial efforts to satisfy as expeditiously as possible any conditions of the TSX-V required to be satisfied prior to the TSX-V’s acceptance of the Issuer’s notice of the Offering; and

(d)	use its reasonable commercial efforts to obtain all necessary approvals for this Offering.

10.	No Contractual Right of Action for Rescission

10.1	The Subscriber acknowledges that it is purchasing the Securities issued hereunder pursuant to an exemption which does not require delivery to the Subscriber of an offering memorandum, that it will not receive any offering memorandum in connection with this Subscription Agreement and therefore is not entitled to contractual rights of action or rescission.

11.	Resale Restrictions and Legending of Securities

11.1	The Subscriber acknowledges that any resale of the Securities will be subject to resale restrictions contained in the Applicable Securities Laws applicable to the Issuer, the Subscriber or any proposed transferee. Subscribers with a Canadian or international address will receive a certificate bearing the following legends imprinted thereon:

“Unless permitted under securities legislation, the holder of this security must not trade the security before [four months plus one day from the Closing Date]”; and

“Without prior written approval of TSX Venture Exchange and compliance with all applicable securities legislation, the securities represented by this certificate may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of TSX Venture Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until [four (4) months from the Closing Date.]”

11.2	If Subscriber is, or is acting for the account or benefit of, a U.S. Person or a person in the United States, in addition to the legends set forth in paragraphs 11.1 and 11.2 above, the certificates representing the Securities will bear a U.S. restrictive legend set forth in Schedule D hereto.

11.3	The Subscriber is aware that the Securities have not been and will not be registered under the U.S. Securities Act or the securities laws of any state and that the Securities may not be offered or sold in the United States without registration under the U.S. Securities Act or compliance with requirements of an exemption from registration and the applicable laws of all applicable states and acknowledges that the Issuer has no present intention of filing a registration statement under the U.S. Securities Act in respect of the Securities.

12.	General

12.1	Time is of the essence hereof.

12.2	Neither this Subscription Agreement nor any provision hereof will be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

12.3	The parties hereto will execute and deliver all such further documents and instruments and do all such acts and things as may either before or after the execution of this Subscription Agreement be reasonably required to carry out the full intent and meaning of this Subscription Agreement.

12.4	This Subscription Agreement will be subject to, governed by and construed in accordance with the laws of British Columbia and the laws of Canada as applicable therein and the Subscriber hereby irrevocably attorns to the jurisdiction of the Courts situate therein.

12.5	This Subscription Agreement may not be assigned by any party hereto.

12.6	Without limitation, this Subscription Agreement and the transactions contemplated hereby are conditional upon and subject to the Issuer receiving the acceptance of the TSX-V for this Subscription Agreement and the transactions contemplated hereby.

12.7	The Issuer will be entitled to rely on delivery of a facsimile or other electronic copy of this Subscription Agreement, and acceptance by the Issuer of a facsimile or other electronic copy of this Subscription Agreement will create a legal, valid and binding agreement between the Subscriber and the Issuer in accordance with its terms.

12.8	This Subscription Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed will be deemed to be an original, and all such counterparts together will constitute one and the same instrument.

12.9	This Subscription Agreement is deemed to be entered into on the acceptance date by Issuer, notwithstanding its actual date of execution by the Subscriber.

12.10	The Subscriber and each beneficial purchaser, if any, acknowledge their consent and request that all documents evidencing or relating in any way to the purchase of the Shares be drawn up in the English language only. Nous reconnaissons par les présentes avoir consenté et demandé que tous les documents faisant foi ou se rapportant de quelque manière à l’achat des actions ordinaries soient rédigés en anglais seulement.

12.11	This Subscription Agreement, including, without limitation, the representations, warranties, acknowledgements and covenants contained herein, will survive and continue in full force and effect and be binding upon the parties notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto, the completion of the issue of Shares of the Issuer and any subsequent disposition by the Subscriber of the Shares.

12.12	The invalidity or unenforceability of any particular provision of this Subscription Agreement will not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

12.13	Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute, by common law, by the Issuer, by the Subscriber, or by anyone else. In the event that execution pages are delivered to the Issuer without this entire Agreement, the Issuer is entitled to assume that the Subscriber, and each beneficial purchaser for whom it is acting, has accepted all of the terms and conditions contained in the parts of this Subscription Agreement that are not returned, without amendment or modification.

12.14	Unless otherwise stated, all monetary amounts expressed herein are Canadian Dollars.

[Execution Page Follows]

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date first above mentioned.

Total Number of Shares Subscribed:                                      Shares @ USD$8.00

Total Purchase Price:                      USD$      $1,000,000

Name, Address and Telephone Number

(Name of Subscriber - Please type or print)

(Signature and, if applicable, Office)

(Address of Subscriber)

(City, Province, Country and Postal Code of Subscriber)

(Telephone number)

(Email Address of Subscriber)

If the Subscriber is signing as agent or other person, please complete below with the name, address and telephone number of the beneficial owner of the Shares purchased. OR if the Subscriber is a corporation, please complete below with the name, address and telephone number of the beneficial owner of the Subscriber:

(Name of Subscriber - Please type or print)

(Signature and, if applicable, Office)

(Address of Subscriber)

(City, Province, Country and Postal Code of Subscriber)

(Telephone Number)

(Email Address of Subscriber)

REGISTRATION AND DELIVERY INSTRUCTIONS

1.	Registration - registration of the single certificate which is to be delivered at Closing should be made as follows: (Registration must reflect legal ownership in accordance with Subscriber’s disclosure made on the execution page and must be in the form required by Subscriber’s broker.)

	(name of registered holder)	(name of beneficial holder & account reference, if applicable)

(address)

2.	Delivery - please deliver the Share certificate(s) to the following street address (include contact name and contact telephone number):

(address)

	(contact name)	(contact telephone number)

A C C E P T A N C E

The above-mentioned Subscription Agreement is hereby accepted and the terms hereof agreed to by the Issuer and the Subscriber.

DATED at Vancouver, British Columbia, the                               day of                              , 2024.

Canadian Towers & Fiber Optics Inc.

Per:
Authorized Signing Officer

SCHEDULE A

FORM 4C

CORPORATE PLACEE REGISTRATION FORM

This Form will remain on file with the Exchange and must be completed if required under section 4(b) of Part II of Form 4B. The corporation, trust, portfolio manager or other entity (the “Placee”) need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates. If any of the information provided in this Form changes, the Placee must notify the Exchange prior to participating in further placements with Exchange listed Issuers. If as a result of the Private Placement, the Placee becomes an Insider of the Issuer, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) or, if applicable, Declarations, with the Exchange.

1.	Placee Information:

(a)	Name:

(b)	Complete Address:

(c)	Jurisdiction of Incorporation or Creation:

2.	(a)	Is the Placee purchasing securities as a portfolio manager: (Yes/No)?

(b)	Is the Placee carrying on business as a portfolio manager outside of Canada: (Yes/No)? __________

3.	If the answer to 2(b) above was “Yes”, the undersigned certifies that:

(a)	it is purchasing securities of an Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client’s express consent to a transaction;

(b)	it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a “portfolio manager” business) in ____________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

(c)	it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

(d)	the total asset value of the investment portfolios it manages on behalf of clients is not less than CDN$20,000,000; and

(e)	it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer has a beneficial interest in any of the managed accounts for which it is purchasing.

- A1 -

4.	If the answer to 2(a). above was “No”, please provide the names and addresses of Control Persons of the Placee:

Name *	City	Province or State	Country

*	If the Control Person is not an individual, provide the name of the individual that makes the investment decisions on behalf of the Control Person.

5.	Acknowledgement - Personal Information and Securities Laws

(a)	“Personal Information” means any information about an identifiable individual, and includes information contained in sections 1, 2 and 4, as applicable, of this Form.

The undersigned hereby acknowledges and agrees that it has obtained the express written consent of each individual to:

(i)	the disclosure of Personal Information by the undersigned to the Exchange (as defined in Appendix 6B) pursuant to this Form; and

(ii)	the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6B or as otherwise identified by the Exchange, from time to time.

(b)	The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions.

Dated and certified (if applicable), acknowledged and agreed, at

on                                                                 , 2024.

(Name of Purchaser - please print)

(Authorized Signature)

(Official Capacity - please print)

(Please print name of individual whose signature
appears above)

THIS IS NOT A PUBLIC DOCUMENT

- A2 -

Schedule B

ACCREDITED INVESTOR CERTIFICATE
(To be completed by Accredited Investors only)

NOTE: THE SUBSCRIBER MUST INITIAL BESIDE THE APPLICABLE PORTION OF THE DEFINITION BELOW AND COMPLETE EACH QUESTION WHICH FOLLOWS THE APPLICABLE PORTION OF THE DEFINITION.

The undersigned (the “Subscriber”) hereby confirms and certifies to Canadian Towers & Fiber Optics Inc. (the “Issuer”) that the Subscriber is purchasing the Shares as principal and that the Subscriber is an “Accredited Investor” as defined in NI 45-106, and in Ontario, as defined in Section 73.3 of the Securities Act (Ontario) as supplemented by the definition in NI 45-106 includes:

(a)	except in Ontario, a Canadian financial institution or an authorized foreign bank listed in Schedule III of the Bank Act (Canada),

(a.1)	in Ontario, a financial institution described in paragraph 1, 2 or 3 of subsection 73.1 (1) of the Securities Act (Ontario),

(b)	except in Ontario, the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

(b.1)	in Ontario, the Business Development Bank of Canada,

(c)	except in Ontario, a subsidiary of any person referred to in paragraph (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

(c.1)	in Ontario, a subsidiary of any person or company referred to in clause (a.1) or (b.1), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

(d)	except in Ontario, a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, Jurisdiction(s) registered: Categories of registration:

(d.1)

in Ontario, a person or company registered under the securities legislation of a province or territory of Canada as an adviser or dealer, except as otherwise prescribed by the regulations,

Jurisdiction(s) registered:

Categories of registration:

(e)

an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),

Jurisdiction(s) registered:

Categories of registration:

- B1 -

(e.1)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

(f)	except in Ontario, the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly-owned entity of the Government of Canada or a jurisdiction of Canada,

(f.1)	in Ontario, the Government of Canada, the government of a province or territory of Canada, or any Crown corporation, agency or wholly owned entity of the Government of Canada or of the government of a province or territory of Canada,

(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec,

(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

(i)

except in Ontario, a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada,

Jurisdiction(s) registered:

Categories of registration:

(i.1)

in Ontario, a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a province or territory of Canada,

Jurisdiction(s) registered:

Categories of registration:

(j)

an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes, but net of any related liabilities, exceeds $1,000,000,

IF THIS APPLIES, YOU MUST ALSO COMPLETE FORM 45-106F9 ATTACHED AS APPENDIX 2 TO THIS SCHEDULE B

(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000,

(k)

an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

IF THIS APPLIES, YOU MUST ALSO COMPLETE FORM 45-106F9 ATTACHED AS APPENDIX 2 TO THIS SCHEDULE B

(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000, IF THIS APPLIES, YOU MUST ALSO COMPLETE FORM 45-106F9 ATTACHED AS APPENDIX 2 TO THIS SCHEDULE B

(m)

a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements,

Type of entity:

Jurisdiction and date of formation:

- B2 -

(n)	an investment fund that distributes or has distributed its securities only to

	(i)	a person that is or was an accredited investor at the time of the distribution,

	(ii)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] or 2.19 [Additional investment in investment funds] of NI 45-106, or

	(iii)	a person described in paragraph (i) or (ii) immediately above that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106,

(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt,

(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

Jurisdiction(s) registered:                                                 Registration number(s):

(q)

a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

Jurisdiction(s) registered:

Categories of registration:

(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

Registration number(s) assigned to subscriber:                                                                 ______

Name of eligibility advisor or registered advisor:

Jurisdiction(s) registered:

Categories of registration:

- B3 -

(s)

an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) [and in Ontario, paragraphs (a.1) to (d.1) or paragraph (i.1)] in form and function,

Jurisdiction organized: ______________________ Type of entity: ____________________

(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

If this is applicable, each owner of interest must complete and submit its own copy of this Accredited Investor Certificate,

Name(s) of owners of interest:

Type of entity (if applicable):

Categories of accredited investor:

(u)

an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser,

Name of advisor:

Jurisdiction(s) registered:

Categories of registration:

Basis of exemption:

(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as an accredited investor, Jurisdiction(s) recognized or designated:

(v.1)	in Ontario, a person or company that is recognized or designated by the Commission as an accredited investor, Jurisdiction(s) recognized or designated:

(w)

a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

Name(s) of settlor:

Name(s) of trustees:

Categories of accredited investor:

Categories of beneficiaries:

- B4 -

and for purposes hereof, words and phrases which are used in this Accredited Investor Certificate and which are defined in NI 45-106 will have the meaning ascribed thereto in NI 45-106. Certain definitions that are relevant to qualifications as an “Accredited Investor” are attached hereto as Appendix I. You must review these definitions carefully.

EXECUTED by the Subscriber at _____________________, this ________ day of ___________________, 2024.

If a corporation, partnership or other entity:	If an Individual:

Signature of Authorized Signatory	Signature

Name and Position of Signatory	Print Name

Name of Purchasing Entity	Jurisdiction of Residence

Jurisdiction of Residence

- B5 -

APPENDIX I TO SCHEDULE B

DEFINITIONS RELEVANT TO QUALIFICATIONS AS AN ACCREDITED INVESTOR

(a) “Canadian financial institution” means

(i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of the Cooperative Credit Associations Act (Canada), or

(ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b) “control person” has the meaning ascribed to that term in securities legislation except in Manitoba, Ontario, Quebec, Nova Scotia, Newfoundland and Labrador, Prince Edward Island, the Northwest Territories and Nunavut where “control person” means any person that holds or is one of a combination of persons that hold

(i) a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or

(ii) more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of that issuer;

(c) “eligibility adviser” means

(i) a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed, and

(ii) in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

(A) have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons, and

(B) have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(d) “executive officer” means, for an issuer, an individual who is

(i) a chair, vice-chair or president,

(ii) a vice-president in charge of a principal business unit, division or function including sales, finance or production,

(iii) an officer of the issuer or any of its subsidiaries and who performs a policy-making function in respect of the issuer, or

(iv) performing a policy-making function in respect of the issuer;

(e) “financial assets” means cash, securities or a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(f) “founder” means, in respect of an issuer, a person who,

(i) acting alone, in conjunction or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

(ii) at the time of the trade is actively involved in the business of the issuer;

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(g) “fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(h) “investment fund” has the meaning ascribed thereto in National Instrument 81-106 - Investment Fund Continuous Disclosure except in Ontario where “investment fund” means a mutual fund or anon-redeemable fund;

(i) “person” includes

(i) an individual,

(ii) a corporation,

(iii) a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(iv) an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

except in Ontario where “person” means

(i) an individual,

(ii) a partnership,

(iii) an unincorporated association,

(iv) an unincorporated syndicate,

(v) an unincorporated organization,

(vi) a trust,

(vii) an executor,

(viii) an administrator, and

(ix) a legal representative;

(j) “related liabilities” means

(i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(ii) liabilities that are secured by financial assets.

(k) “spouse” means, an individual who,

(i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(iii) in Alberta, is an individual referred to in paragraph (i) or (ii) immediately above or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(l) “subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary;

Affiliated Entities and Control

Except in Ontario:

1.	An issuer is considered to be an affiliate of another issuer if one of them is a subsidiary of the other, or if each of them is controlled by the same person.

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2	A person (first person) is considered to control another person (second person) if

(i) the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless the first person holds the voting securities only to secure an obligation,

(ii) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests in the partnership, or

(iii) the second person is a limited partnership and the general partner of the limited partnership is the first person.

For Ontario:

2.	A company shall be deemed to be an affiliate of another company if one of them is a subsidiary of the other, or if both are subsidiaries of the same company or if each of them is controlled by the same person or company.

3.	A company shall be deemed to be controlled by another person or company or by two or more companies if,

(a)	voting securities of the first-mentioned company carrying more than 50 per cent of the votes for the election of directors or held, otherwise than by way of security only, by or for the benefit of the other person or company or by or for the benefit of the other companies; and

(b)	the votes carried by such securities are entitled, if exercised, to elect a majority of the board of directors of the first-mentioned company.

Unless otherwise stated, all monetary references are in Canadian Dollars

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APPENDIX 2 TO SCHEDULE B

Form 45-106F9

Form for Individual Accredited Investors

WARNING! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Common Shares of the Issuer	Issuer: Canadian Towers & Fiber Optics Inc.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $________.
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment.
Lack of advice – You may not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.
3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials
● Your net income before taxes was more than $200,000 in each for the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)
● Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.
● Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the case and securities.
● Either alone or with your spouse, you may have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)

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4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY SALESPERSON
5. Salesperson information
[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]
First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

Please contact:

Canadian Towers & Fiber Optics Inc.
Suite 1170-1040 West Georgia Street
Vancouver, BC, V6E 4H1
Telephone: 604-307-8290
email address: cooper@canadiantowers.ca

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www. securities-administrators.ca

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SCHEDULE C

FAMILY, FRIENDS AND BUSINESS ASSOCIATES CERTIFICATIONS
(To be completed by Officers, Directors, Employees, Family, Close Friends
and Business Associates Only)

TO:	Canadian Towers & Fiber Optics Inc.

In connection with the purchase of Shares of Canadian Towers & Fiber Optics Inc. (the “Issuer”) by the undersigned Subscriber, or if applicable, the principal on whose behalf the undersigned is purchasing as agent, the Subscriber hereby represents, warrants, covenants and ratifies to the Issuer that:

1. The Subscriber is purchasing the Shares as principal for its own account;

2. It is (please initial):

________	(a)	a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer; or

________	(b)	a spouse, parent, grandparent, brother, sister, child or grandchild of a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer; or

________	(c)	a parent, grandparent, brother, sister, child or grandchild of the spouse of a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer; or

________	(d)	a close personal friend (by reason of the fact that you have directly known such individual well enough and for a sufficient period of time and in a sufficiently close relationship (where such relationship is direct and extends beyond being a relative or a member of the same organization, association or religious group or a client, customer or former client or customer or being a close personal friend of a close personal friend of such individual) to be in a position to assess the capabilities and the trustworthiness of such individual) of a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer; or

________	(e)	a close business associate (by reason of the fact that you have had direct sufficient prior business dealings with such individual (where such relationship is direct and extends beyond being a client, customer or former client or customer or being a close business associate of a close business associate of such individual) to be in a position to assess the capabilities and trustworthiness of such individual) of a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer, or

________	(f)	a founder of the Issuer or a spouse, parent, grandparent, brother, sister, child, grandchild, close personal friend (by reason of the fact that you have directly known such individual well enough and for a sufficient period of time and in a sufficiently close relationship (where such relationship is direct and extends beyond being a relative or a member of the same organization, association or religious group or a client, customer or former client or customer or being a close personal friend of a close personal friend of such individual) to be in a position to assess the capabilities and the trustworthiness of such individual) or close business associate (by reason of the fact that you have had direct sufficient prior business dealings with such individual (where such relationship is direct and extends beyond being a client, customer or former client or customer or being a close business associate of a close business associate of such individual) to be in a position to assess the capabilities and trustworthiness of such individual) of a founder of the Issuer, or

________	(g)	a parent, grandparent, brother, sister, child or grandchild of a spouse of a founder of the Issuer, or

________	(h)	a person or company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in subsections 2(a) to 2(g) above; or

________	(i)	_________ a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies described in subsections 2(a) to 2(g) above; or

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Please complete the following details of whose relationship is if you have checked any one of items 3(b)to 3(i) above:

(insert name of applicable person)

Length of Relationship

Details of Relationship

Prior Business Dealings, if applicable

3. The Subscriber represents and warrants that the above representations and warranties will be true and correct both as of the execution of this certificate and as of the closing time of the purchase and sale of the Securities and acknowledges that they will survive the completion of the issue of the Securities.

4. For the purposes hereof, words and phrases used in this representation letter and which are defined in NI 45-106 will have the meaning ascribed thereto in NI 45-106.

5. The undersigned acknowledges that the foregoing representations and warranties are made by the undersigned with the intent that they be relied upon in determining the suitability of the Subscriber as a purchaser of the Securities and that this Schedule C is incorporated into and forms part of the Subscription Agreement and the undersigned undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the closing time of the purchase and sale of the Securities.

Dated: _______________________, 2024.

Print name of Subscriber

By:
Signature

Print name of Signatory
(if different from Subscriber)

Title

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Appendix 1 to Schedule C

Form 45-106F12

Risk Acknowledgement Form for Family, Friend and Business Associate Investors

WARNING! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY ISSUER
1. About your investment
Type of securities: Common Shares of the Issuer	Issuer: Canadian Towers & Fiber Optics Inc.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $________.
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment. The information you receive may be limited to the information provided to you by the family member, friend or close business associate specified in section 3 of this form.
3. Family, friend or business associate status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you:	Your initials

A) You are:

1. [check all applicable boxes]

[   ] a director of the issuer or an affiliate of the issuer

[   ] an executive officer of the issuer or an affiliate of the issuer

[   ] a control person of the issuer or an affiliate of the issuer

[   ] a founder of the issuer

OR

2. [check all applicable boxes]

[   ] a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above

[   ] a truest or estate of which all of the beneficiaries or a majority of the trustees or executors are (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above

B)    You are a family member of ________________________, who holds the following position at the issuer or an affiliate of the issue: ______________________________.

You are the ____________________________ of that person or that person’s spouse.

C)    You are a close personal friend of _________________________, who holds the following position at the issuer or an affiliate of the issuer: _____________________.

You have known that person for _______ years.

D)    You are a close business associate of _________ , who holds the following position at the issuer or an affiliate of the issuer: _______________________ .

You have known that person for ________ years

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4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form. You also confirm that you are eligible to make this investment because you are a family member, close personal friend or close business associate of that person identified in section 5 of this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY PERSON WHO CLAIMS THE PERSONAL RELATIONSHIP, IF APPLICABLE
5. Contact person at the issuer or an affiliate of the issuer

[Instruction: To be completed by the director, executive officer, control person or founder with whom the purchaser has a close personal relationship indicated under sections 3B, C or D of this form.]

By signing this for, you confirm that you have, or your spouse has, the following relationship with the purchaser: [check the box that applies]

[   ] family relationship as set out in section 3B of this form

[   ] close personal friendship as set out in section 3C of this form

[   ] close business associate relationship as set out in section 3D of this form

First and last name of contact person (please print):
Position with the issuer or affiliate of the issuer (director, executive officer, control person or founder):
Telephone:	Email:
Signature:	Date:
SECTION 6 TO BE COMPLETED BY THE ISSUER
6. For more information about this investment

Please contact:

Canadian Towers & Fiber Optics Inc.
Suite 1170-1040 West Georgia Street
Vancouver, BC, V6E 4H1
Telephone: 604-307-8290
email address: cooper@canadiantowers.ca

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www. securities-administrators.ca

Signature of executive officer of issuer (other than the purchaser):	Date:

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Appendix 2 to Schedule C

FORM 45-106F5
(To be completed by Residents of Saskatchewan Only)

Risk Acknowledgement

Saskatchewan Close Personal Friends and Close Business Associates

I acknowledge that this is a risky investment:

●   I am investing entirely at my own risk.

●   No securities regulatory authority or regulator has evaluated or endorsed the merits of these securities.

●   The person selling me these securities is not registered with a securities regulatory authority or regulator and has no duty to tell me whether this investment is suitable for me.

●   I will not be able to sell these securities for 4 months.

●   I could lose all the money I invest.

●   I do not have a 2-day right to cancel my purchase of these securities or the statutory rights of action for misrepresentation I would have if I were purchasing the securities under a prospectus. I do have a 2-day right to cancel my purchase of these securities if I receive an amended offering document.

I am investing $____________ [total consideration] in total; this includes any amount I am obliged to pay in future.

I am a close personal friend or close business associate of ____________ [state name], who is a ____________ [state title - founder, director, executive officer or control person] of ____________ [state name of issuer or its affiliate – if an affiliate state “an affiliate of the issuer” and give the issuer’s name].

I acknowledge that I am purchasing based on my close relationship with ____________ [state name of founder, director, executive officer or control person] whom I know well enough and for a sufficient period of time to be able to assess her/his capabilities and trustworthiness.

I acknowledge that this is a risky investment and that I could lose all the money I invest.

Date	Signature of Purchaser

Print name of Purchaser

Sign 2 copies of this document. Keep one copy for your records.

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You are buying Exempt Market Securities

They are called exempt market securities because two parts of securities law do not apply to them. If an issuer wants to sell exempt market securities to you:

●	the issuer does not have to give you a prospectus (a document that describes the investment in detail and gives you some legal protections), and

●	the securities do not have to be sold by an investment dealer registered with a securities regulatory authority or regulator.

There are restrictions on your ability to resell exempt market securities. Exempt market securities are more risky than other securities.

You may not receive any written information about the issuer or its business

If you have any questions about the issuer or its business, ask for written clarification before you purchase the securities. You should consult your own professional advisers before investing in the securities.

You will not receive advice

Unless you consult your own professional advisers, you will not get professional advice about whether the investment is suitable for you.

For more information on the exempt market, refer to the Securities Division - Financial and Consumer Affairs Authority – Government of Saskatchewan’s website at www.fcaa.gov.sk.ca.

[Instruction: The purchaser must sign 2 copies of this form. The purchaser and the issuer must each receive a signed copy.]

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SCHEDULE D

U.S. Purchaser CERTIFICATE
(To be completed by U.S. Purchasers)

A “U.S. Purchaser” is (a) any “U.S. Person” as defined in Regulation S, (b) any person purchasing the Shares on behalf of any “U.S. Person” or any person in the United States, (c) any person who receives or received an offer of the Shares while in the United States, or (d) any person who is or was in the United States at the time the Subscriber’s buy order was made or this Agreement was executed or delivered.

Capitalized terms not specifically defined in this certification have the meaning ascribed to them in the Subscription Agreement to which this Schedule D is attached. In the event of a conflict between the terms of this certification and such Subscription Agreement, the terms of this certification shall prevail.

1. In addition to the covenants, representations and warranties contained in the Subscription Agreement to which this Schedule D is attached, the Subscriber covenants, represents and warrants to Canadian Towers & Fiber Optics Inc. (the “Issuer”) that (please place your initials on the appropriate line(s) with respect to (a) or (b))::

Initials _______	(a) it is a discretionary or similar account (other than an estate or trust) that is excluded from the definition of “U.S. Person” pursuant to Rule 902(k)(2)(i) of Regulation S and is held on behalf of a person that is not a U.S. Person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States; OR

Initials _______	(b) it is an “accredited investor” as defined in Rule 501(a) of Regulation D by virtue of satisfying one or more of the categories indicated in Section 3 below.

2. If the Subscriber has initialled box 1(b) above, the Subscriber further covenants, represents and warrants to the Issuer that:

(a) it understands that the Securities have not been and will not be registered under the U.S. Securities Act or under the securities laws of any state of the United States, that the offer and sale contemplated hereby is being made in reliance on the exemption from registration provided by Rule 506(b) of Regulation D, that as such the Securities will be “restricted securities” within the meaning of Rule 144 under the U.S. Securities Act, and the Subscriber is familiar with such rule and understands the resale limitations imposed thereby and the U.S. Securities Act;

(b) it acknowledges that it has not purchased the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or the Internet, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(c) it understands and agrees that there may be material tax consequences to the Subscriber of an acquisition, disposition or exercise of any of the securities. The Issuer gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of the undersigned’s acquisition or disposition of such securities. In particular, no determination has been made whether the Issuer will be a “passive foreign investment company” (“PFIC”) within the meaning of Section 1297 of the United States Internal Revenue Code;

(d) it understands and agrees that the financial statements of the Issuer have been prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

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(e) it understands and acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws and regulations, the certificates representing the Shares, and all certificates issued in exchange therefor or in substitution thereof, will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF CLAUSE (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT.

THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT “GOOD DELIVERY” OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE.”

provided, that if the Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S, the legends set forth above in this Section 2(e) may be removed by providing a declaration to the registrar and transfer agent of the Issuer, as set forth in Appendix A attached hereto (or in such other form as the Issuer may prescribe from time to time); and provided, further, that, if the Shares or Warrant Shares are being sold otherwise than in accordance with Rule 904 of Regulation S and other than to the Issuer, the legends may be removed by delivery to the registrar and transfer agent and the Issuer of an opinion of counsel of recognized standing in form and substance satisfactory to the Issuer that such legends are no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

(f) it consents to the Issuer making a notation on its records or giving instruction to the registrar and transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described herein;

(g) it understands and acknowledges that the Issuer is not obligated to remain a “foreign issuer”;

(h) if an individual, it is a resident of the state or other jurisdiction listed in its address on the execution page of the Subscription Agreement, or if the Subscriber is not an individual, the office of the Subscriber at which the Subscriber received and accepted the offer to purchase the Issuer’s Securities is the address listed on the execution page of the Subscription Agreement.

(i) it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and it is able to bear the economic risk of loss of its entire investment;

(j) the Issuer has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Issuer as it has considered necessary or appropriate in connection with its investment decision to acquire the Securities;

(k) it is acquiring the Securities for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of the United States securities laws;

(l) if it decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities directly or indirectly, unless

(i) the sale is to the Issuer;

(ii) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S and in compliance with applicable local laws and regulations;

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(iii) the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or “Blue Sky” laws; or

(iv) the Securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities;

and, in the case of clauses (iii) or (iv) above, it has prior to such sale furnished to the Issuer an opinion of counsel or other evidence of exemption in form and substance reasonably satisfactory to the Issuer;

(m) it understands that the Issuer is not obligated to file and has no present intention of filing with the U.S. Securities and Exchange Commission or with any state securities administrators any registration statement in respect of resales of the Securities in the United States; and

(n) the funds representing the purchase price which will be advanced by the Subscriber to the Issuer hereunder will not represent proceeds of crime for the purposes of the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”), and the Subscriber acknowledges that the Issuer may in the future be required by law to disclose the Subscriber’s name and other information relating to the subscription agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act. No portion of the purchase price to be provided by the Subscriber (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the Subscriber, and it shall promptly notify the Issuer if the Subscriber discovers that any of such representations ceases to be true and provide the Issuer with appropriate information in connection therewith.

3. If the Subscriber has initialled box 1(b) above, the Subscriber further covenants, represents and warrants to the Issuer that (please place your initials on the appropriate line(s) 1 through 24 below):

_______ Category 1.	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

_______ Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

_______ Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or

_______ Category 4.	An investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state; or

_______ Category 5.	An investment adviser relying on the exemption from registering with the United States Securities and Exchange Commission (the “Commission”) under section 203(l) or (m) of the Investment Advisers Act of 1940; or

_______ Category 6.	An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; or

_______ Category 7.	An investment company registered under the United States Investment Corporation Act of 1940; or

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_______ Category 8.	A business development company as defined in Section 2(a)(48) of the United States Investment Corporation Act of 1940; or

_______ Category 9.	A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or

_______ Category 10.	A rural business investment company as defined in section 384A of the Consolidated Farm and Rural Development Act; or

_______ Category 11.	A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of US$5,000,000; or

_______ Category 12.	An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are U.S. Accredited Investors; or

_______ Category 13.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

_______ Category 14.	An organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended, a corporation, a limited liability company, a Massachusetts or similar business trust, a partnership, or limited liability company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000; or

_______ Category 15.	Any director or executive officer of the Issuer; or

_______ Category 16.	A natural person (including an IRA (Individual Retirement Account) owned by such person) whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent (being a cohabitant occupying a relationship generally equivalent to that of a spouse), excluding the value of that person’s primary residence net of any mortgage obligation secured by the property, exceeds US$ 1,000,000 (note: for the purposes of calculating net worth: (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of the securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of the securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability; (iv) for the purposes of calculating joint net worth of the person and that person’s spouse or spousal equivalent, (A)joint net worth can be the aggregate net worth of the investor and spouse or spousal equivalent, and (B) assets need not be held jointly to be included in the calculation; and (v) reliance by the person and that person’s spouse or spousal equivalent on the joint net worth standard does not require that the securities be purchased jointly); or

_______ Category 17.	A natural person (including an IRA (Individual Retirement Account) owned by such person) who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

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_______ Category 18.	A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act; or

_______ Category 18a.	A revocable trust which may be revoked or amended by its settlors (creators), each of whom is a U.S. Accredited Investor (note: if this category is selected, you must furnish a supplementary representation letter from each settlor confirming how such settlor qualifies as a U.S. Accredited Investor); or

_______ Category 19.	Any entity in which all of the equity owners meet the requirements of at least one of the above categories.

If you checked Category 19, please indicate the name and category of U.S Accredited Investor (by reference to the applicable number in this section 2(e)) of each equity owner:

Name of Equity Owner	Category of U.S. Accredited Investor

Note: It is permissible to look through various forms of equity ownership to natural persons in determining the U.S. Accredited Investor status of entities under this category. If those natural persons are themselves U.S. Accredited Investors, and if all other equity owners of the entity seeking U.S. Accredited Investor status are U.S. Accredited Investors, then this category will be available.

_______ Category 20.	An entity, of a type not listed in Categories 1-14, 18 or 19, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of US$5,000,000 (note: for the purposes of this Category 20, “investments is defined in Rule 2a51-1(b) under the Investment Company Act of 1940); or

_______ Category 21.	A natural person holding in good standing one or more of the following professional certifications or designations or credentials from an accredited educational institution that the Commission has designated as qualifying an individual for U.S. Accredited Investor status, including an IRA (Individual Retirement Account) owned by such person: The General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), and the Licensed Investment Adviser Representative (Series 65); or

_______ Category 22.	[Reserved] or

_______ Category 23.	A “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940: (i) with assets under management in excess of US$5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person (a “Knowledgeable Family Office Administrator”) who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; or

_______ Category 24.	A “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, of a family office meeting the requirements set forth in Category 23 above and whose prospective investment in the Issuer is directed by such family office with the involvement of the Knowledgeable Family Office Administrator.

ONLY U.S. PURCHASERS NEED TO COMPLETE AND SIGN

Dated: ____________________	Signed: ______________________________________

Print the name of Subscriber

Print official capacity or title, if applicable

Print name of individual whose signature appears above if different than the name of the Subscriber printed above.

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Appendix “A” to SCHEDULE D
U.S. purchaser CERTIFICATE
Form of Declaration for Removal of Legend

TO: Registrar and transfer agent for the shares of Canadian Towers & Fiber Optics Inc. (the “Issuer”)

The undersigned (A) acknowledges that the sale of _________________ common shares of the Issuer to which this declaration relates, represented by certificate number _______________, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (B) certifies that (1) the undersigned (a) is not an “affiliate” of the Issuer, as that term is defined in Rule 405 under the U.S. Securities Act, or is an affiliate solely by virtue of being an officer or director of the Issuer, (b) is not a “distributor” as defined in Regulation S, and (c) is not an affiliate of a distributor; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of the Toronto Stock Exchange, the TSX Venture Exchange, the Canadian Securities Exchange or any other “designated offshore securities market”, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as that term is defined in Rule 144(a)(3) under the U. S. Securities Act); (5) the seller does not intend to replace such securities with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U. S. Securities Act. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated: ____________________________, 2024

X ______________________________________________
Signature of individual (if Seller is an individual)

X ______________________________________________
Authorized signatory (if Seller is not an individual)

Name of Seller (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

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Affirmation by Seller’s Broker-Dealer
(Required for sales pursuant to Section (B)(2)(b) above)

We have read the representation letter of ____________ (the “Seller”) dated _____________, 20__, pursuant to which the Seller has requested that we sell, for the Seller’s account, ____________________ common shares of the Issuer represented by certificate number _________________ (the “Common Shares”). We have executed sales of the Common Shares pursuant to Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), on behalf of the Seller. In that connection, we hereby represent to you as follows:

(1)	no offer to sell the Common Shares was made to a person in the United States;

(2)	the sale of the Common Shares was executed in, on or through the facilities of the Toronto Stock Exchange, the TSX Venture Exchange, the Canadian Securities Exchange or another “designated offshore securities market” (as defined in Regulation S under the U.S. Securities Act), and, to the best of our knowledge, the sale was not pre-arranged with a buyer in the United States;

(3)	no “directed selling efforts” were made in the United States by the undersigned, any affiliate of the undersigned, or any person acting on behalf of the undersigned; and

(4)	we have done no more than execute the order or orders to sell the Common Shares as agent for the Seller and will receive no more than the usual and customary broker’s commission that would be received by a person executing such transaction as agent.

For purposes of these representations: “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the undersigned; “directed selling efforts” means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Common Shares (including, but not be limited to, the solicitation of offers to purchase the Common Shares from persons in the United States); and “United States” means the United States of America, its territories or possessions, any State of the United States, and the District of Columbia.

Legal counsel to the Issuer shall be entitled to rely upon the representations, warranties and covenants contained in this letter to the same extent as if this letter had been addressed to them.

Dated: ____________________________, 2024

Name of Firm

By:
Title:

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SCHEDULE E

CONTACT INFORMATION OF PUBLIC OFFICIALS
REGARDING INDIRECT COLLECTION OF PERSONAL INFORMATION

Alberta Securities Commission

Suite 600, 250 – 5th Street SW

Calgary, Alberta T2P 0R4

Telephone: 403-297-6454

Toll free in Canada: 1-877-355-0585

Facsimile: 403-297-2082

Public official contact regarding indirect collection of information: FOIP Coordinator

British Columbia Securities Commission

P.O. Box 10142, Pacific Centre

701 West Georgia Street

Vancouver, British Columbia V7Y 1L2

Inquiries: 604-899-6854

Toll free in Canada: 1-800-373-6393

Facsimile: 604-899-6581

Email: FOI-privacy@bcsc.bc.ca

Public official contact regarding indirect collection of information: FOI Inquiries

The Manitoba Securities Commission

500 – 400 St. Mary Avenue

Winnipeg, Manitoba R3C 4K5

Telephone: 204-945-2561

Toll free in Manitoba 1-800-655-5244

Facsimile: 204-945-0330

Public official contact regarding indirect collection of information: Director

Financial and Consumer Services Commission (New Brunswick)

85 Charlotte Street, Suite 300

Saint John, New Brunswick E2L 2J2

Telephone: 506-658-3060

Toll free in Canada: 1-866-933-2222

Facsimile: 506-658-3059

Email: info@fcnb.ca

Public official contact regarding indirect collection of information: Chief Executive Officer and Privacy Officer

Government of Newfoundland and Labrador

Financial Services Regulation Division

P.O. Box 8700

Confederation Building

2nd Floor, West Block

Prince Philip Drive

St. John’s, Newfoundland and Labrador A1B 4J6

Attention: Director of Securities

Telephone: 709-729-4189

Facsimile: 709-729-6187

Public official contact regarding indirect collection of information: Superintendent of Securities

Government of the Northwest Territories

Office of the Superintendent of Securities

P.O. Box 1320

Yellowknife, Northwest Territories X1A 2L9

Telephone: 867-767-9305

Facsimile: 867-873-0243

Public official contact regarding indirect collection of information: Superintendent of Securities

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Nova Scotia Securities Commission

Suite 400, 5251 Duke Street

Duke Tower

P.O. Box 458

Halifax, Nova Scotia B3J 2P8

Telephone: 902-424-7768

Facsimile: 902-424-4625

Public official contact regarding indirect collection of information: Executive Director

Government of Nunavut

Department of Justice

Legal Registries Division

P.O. Box 1000, Station 570

1st Floor, Brown Building

Iqaluit, Nunavut X0A 0H0

Telephone: 867-975-6590

Facsimile: 867-975-6594

Public official contact regarding indirect collection of information: Superintendent of Securities

Ontario Securities Commission

20 Queen Street West, 22nd Floor

Toronto, Ontario M5H 3S8

Telephone: 416-593- 8314

Toll free in Canada: 1-877-785-1555

Facsimile: 416-593-8122

Email: exemptmarketfilings@osc.gov.on.ca

Public official contact regarding indirect collection of information: Inquiries Officer

Prince Edward Island Securities Office

95 Rochford Street, 4th Floor Shaw Building

P.O. Box 2000

Charlottetown, Prince Edward Island C1A 7N8

Telephone: 902-368-4569

Facsimile: 902-368-5283

Public official contact regarding indirect collection of information: Superintendent of Securities

Autorité des marchés financiers

800, Square Victoria, 22e étage

C.P. 246, Tour de la Bourse

Montréal, Québec H4Z 1G3

Telephone: 514-395-0337 or 1-877-525-0337

Facsimile: 514-864-6381

Email: financementdessocietes@lautorite.qc.ca

Public official contact regarding indirect collection of information: Secrétaire générale

Financial and Consumer Affairs Authority of Saskatchewan

Suite 601 – 1919 Saskatchewan Drive

Regina, Saskatchewan S4P 4H2

Telephone: 306-787-5842

Facsimile: 306-787-5899

Public official contact regarding indirect collection of information: Director

Government of Yukon

Department of Community Services

Office of the Superintendent of Securities

307 Black Street

Whitehorse, Yukon Y1A 2N1

Telephone: 867-667-5466

Facsimile: 867-393-6251

Email: securities@gov.yk.ca

Public official contact regarding indirect collection of information: Superintendent of Securities

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